Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt

4. Debt

The following is a summary of debt ($ amounts in thousands):

	As of December 31, 2010			As of December 31, 2009
	Balance	Interest Rate		Balance	Interest Rate
Revolving credit facilities	$—	Variable		$137,200	Variable
Senior unsecured notes — fixed rate through July and October 2011 due July and October 2016	125,000	7.333%- 7.871%		125,000	7.333%- 7.871%
Exchangeable senior notes
Principal amount	91,175	6.125 9.250	%- %	220,000	6.125 9.250	%- %
Unamortized discount	(2,585)			(8,265)

	88,590			211,735
Term loans Principal amount	157,683	Various		102,743	Various
Unamortized discount	(1,303)			—

	156,380			102,743

	$369,970			$576,678

As of December 31, 2010, principal payments due on our debt (which exclude the effects of any discounts recorded) are as follows:

2011	$25,608
2012	1,500
2013	83,500
2014	1,500
2015	1,500
Thereafter	260,250

Total	$373,858

In May 2010, we closed on a new $450 million secured credit facility with a syndicate of banks and others, and the proceeds of such new credit facility along with cash proceeds from a secondary stock offering as more fully described in Note 9 were used to repay in full all outstanding obligations under the old $220 million credit facility, fund the purchase of 93% of our outstanding 6.125% exchangeable senior notes and payoff of a $30 million term loan. These refinancing activities resulted in a charge of approximately $6.7 million in 2010 related to the write-off of previously deferred financing costs and the premium we paid associated with the exchangeable notes buy back. The new credit facility includes a $150 million term loan facility ("2010 Term Loan") and a $300 million revolving loan facility ("2010 Revolving Facility"), which was increased to $330 million in September 2010. We may further increase the 2010 Revolving Facility up to $375 million via an accordion feature through November 2011.

Revolving Credit Facilities

The 2010 Revolving Facility has a 3-year term that matures on May 17, 2013 and has an interest rate option of (1) the higher of the "prime rate" or federal funds rate plus 0.5%, plus a spread initially set at 2.00%, but that is adjustable from 2.00% to 2.75% based on current total leverage, or (2) LIBOR plus a spread initially set at 3.00%, but that is adjustable from 3.00% to 3.75% based on current total leverage. In addition, we are required to pay a quarterly commitment fee on the undrawn portion of the 2010 Revolving Facility, ranging from 0.375% to 0.500% per year. The 2010 Revolving Facility is collateralized by (i) the equity interests of certain of our subsidiaries and (ii) mortgage loans payable to us. We may borrow up to the maximum of the facility so long as we do not permit the ratio of outstanding indebtedness under the facility to exceed 55% of the value of the borrowing base, as described in the revolving facility agreement. From inception of this new facility through December 31, 2010, we have not borrowed under this facility, and as of December 31, 2010, we had $322.4 million of availability.

In regards to the $220 million credit facility that we paid off in 2010, our outstanding borrowings under the revolving facility were $96 million at December 31, 2009. For 2009, our interest rate was primarily set of the 30-day LIBOR plus 1.75% (1.99% at December 31, 2009). In addition, the old credit facility provided for a quarterly commitment fee on the unused portion ranging from 0.20% to 0.35%. The weighted average interest rate on this facility was 2.21% for 2009.

In June 2007, we signed a collateralized revolving bank credit facility for up to $42 million. The terms are for five years with interest at the 30-day LIBOR plus 1.50% (1.77% at December 31, 2010 and 1.73% at December 31, 2009). The amount available under the facility decreases $0.8 million per year until maturity. The facility is collateralized by one real estate property with a net book value of $56.5 million and $57.9 million at December 31, 2010 and 2009, respectfully. This facility had an outstanding balance of $0 and $41.2 million at December 31, 2010 and December 31, 2009, respectively. At December 31, 2010, we had $40.4 million of availability under this revolving credit facility. The weighted-average interest rate on this revolving bank credit facility was 1.74% and 1.86% for 2010 and 2009, respectively.

Senior Unsecured Notes

During 2006, we issued $125.0 million of Senior Unsecured Notes (the "Senior Notes"). The Senior Notes were placed in private transactions exempt from registration under the Securities Act of 1933, as amended, (the "Securities Act"). One of the issuances of Senior Notes totaling $65.0 million pays interest quarterly at a fixed annual rate of 7.871% through July 30, 2011, thereafter, at a floating annual rate of three-month LIBOR plus 2.30% and may be called at par value by us at any time on or after July 30, 2011. This portion of the Senior Notes matures in July 2016. The remaining issuances of Senior Notes pay interest quarterly at fixed annual rates ranging from 7.333% to 7.715% through October 30, 2011, thereafter, at a floating annual rate of three-month LIBOR plus 2.30% and may be called at par value by us at any time on or after October 30, 2011. These remaining notes mature in October 2016.

During the second quarter 2010, we entered into an interest rate swap to fix $65 million of our $125 million Senior Notes, starting July 31, 2011 (date on which the interest rate is scheduled to turn variable) through maturity date (or July 2016), at a rate of 5.507%. We also entered into an interest rate swap to fix $60 million of our Senior Notes starting October 31, 2011 (date on which the related interest rate is scheduled to turn variable) through the maturity date (or October 2016) at a rate of 5.675%. At December 31, 2010, the fair value of the interest rate swaps is $3.6 million, which is reflected in accounts payable and accrued expenses on the condensed consolidated balance sheet.

We account for our interest rate swaps as cash flow hedges. Accordingly, the effective portion of changes in the fair value of our swaps is recorded as a component of accumulated other comprehensive income/loss on the balance sheet until the underlying debt matures while the ineffective portion is recorded through earnings. We did not have any hedge ineffectiveness from inception of our interest rate swaps through December 31, 2010 and therefore, there was no income statement effect recorded during the year ended December 31, 2010.

Exchangeable Senior Notes

In November 2006, our Operating Partnership issued and sold, in a private offering, $138.0 million of Exchangeable Senior Notes (the "2006 Exchangeable Notes"). The 2006 Exchangeable Notes pay interest semi-annually at a rate of 6.125% per annum and mature on November 15, 2011. The 2006 Exchangeable Notes have an initial exchange rate of 60.3346 of our common shares per $1,000 principal amount of the notes, representing an exchange price of $16.57 per common share. The initial exchange rate is subject to adjustment under certain circumstances. The 2006 Exchangeable Notes are exchangeable, prior to the close of business on the second business day immediately preceding the stated maturity date at any time beginning on August 15, 2011 and also upon the occurrence of specified events, for cash up to their principal amount and cash or our common shares for the remainder of the exchange value in excess of the principal amount. Net proceeds from the offering of the 2006 Exchangeable Notes were approximately $134 million, after deducting the initial purchasers' discount. The 2006 Exchangeable Notes are senior unsecured obligations of the Operating Partnership, guaranteed by us. During 2010, 93% of the outstanding 6.125% exchangeable senior notes due 2011 were repurchased at a price of 103% of the principal amount plus accrued and unpaid interest (or $136.3 million). The outstanding balance on the 2006 Exchangeable Notes is $9.2 million as of December 31, 2010.

Concurrent with the pricing of the 2006 exchangeable notes, the Operating Partnership entered into a "capped call" transaction with affiliates of the initial purchasers (the "option counterparties") in order to increase the effective exchange price of the Exchangeable Notes to $18.94 per common share. The capped call transaction is expected to reduce the potential dilution with respect to our common stock upon exchange of the 2006 Exchangeable Notes to the extent the then market value per share of our common stock does not exceed $18.94 during the observation period relating to an exchange. We have reserved 8.3 million shares, which may be issued in the future to settle the 2006 Exchangeable Notes. The premium of $6.3 million paid for the "capped call" transaction has been recorded as a permanent reduction to additional paid in capital in the consolidated statement of equity.

In March 2008, our Operating Partnership issued and sold, in a private offering, $75.0 million of Exchangeable Senior Notes (the "2008 Exchangeable Notes") and received proceeds of $72.8 million. In April 2008, the Operating Partnership sold an additional $7.0 million of the 2008 Exchangeable Notes (under the initial purchasers' overallotment option) and received proceeds of $6.8 million. The 2008 Exchangeable Notes pay interest semi-annually at a rate of 9.25% per annum and mature on April 1, 2013. The 2008 Exchangeable Notes have an initial exchange rate of 80.8898 shares of our common stock per $1,000 principal amount, representing an exchange price of $12.36 per common share. The initial exchange rate is subject to adjustment under certain circumstances. The 2008 Exchangeable Notes are exchangeable prior to the close of business on the second day immediately preceding the stated maturity date at any time beginning on January 1, 2013 and also upon the occurrence of specified events, for cash up to their principal amounts and cash or our common shares for the remainder of the exchange value in excess of the principal amount. The 2008 Exchangeable Notes are senior unsecured obligations of the Operating Partnership, guaranteed by us.

Term Loans

The 2010 Term Loan has a 6-year term that matures May 17, 2016 and has an interest rate option of (1) LIBOR plus a spread of 3.5% or (2) the higher of the "prime rate" or federal funds rate plus 0.5%, plus a spread of 2.50%. This 2010 Term Loan is subject to a LIBOR floor of 1.5% (5.00% at December 31, 2010). We make quarterly principal payments of $375,000 on the term loan. The 2010 Term Loan had an outstanding balance of $149.3 million at December 31, 2010.

Included in the $220 million credit facility that was paid off in 2010 was a term loan that had an outstanding balance of $64.5 million at December 31, 2009. This term loan's interest rate was based on the 30-day LIBOR plus a spread of 200 basis points (2.26% at December 31, 2009).

In June 2008, our Operating Partnership signed a term loan agreement for $30.0 million that was paid off during 2010. This facility had an outstanding balance of $29.6 million at December 31, 2009. The loan had a variable interest rate of 400 basis points in excess of LIBOR (4.23% at December 31, 2009).

In November 2008, we signed a collateralized term loan facility for $9 million with interest fixed at 5.66%. The term loan has a stated maturity date of November 2013; however, this could mature earlier if the lease of the collateralized property (that comes due in December 2011) is not extended. We make monthly principal and interest payments on this loan. The facility is collateralized by one real estate property with a book value of $18.2 million at December 31, 2010. This facility had an outstanding balance of $8.4 million at December 31, 2010.

Our debt facilities impose certain restrictions on us, including restrictions on our ability to: incur debts; grant liens; provide guarantees in respect of obligations of any other entity; make redemptions and repurchases of our capital stock; prepay, redeem or repurchase debt; engage in mergers or consolidations; enter into affiliated transactions; dispose of real estate; and change our business. In addition, these agreements limit the amount of dividends we can pay to 90% of normalized adjusted funds from operations, as defined in the agreements, on a rolling four quarter basis starting for the fiscal quarter ending March 31, 2012 and thereafter. Prior to March 31, 2012, a similar dividend restriction exists but at a higher percentage for transitional purposes. These agreements also contain provisions for the mandatory prepayment of outstanding borrowings under these facilities from the proceeds received from the sale of properties that serve as collateral, except a portion may be reinvested subject to certain limitations, as defined in the credit facility agreement.

In addition to these restrictions, the new credit facility contains customary financial and operating covenants, including covenants relating to our total leverage ratio, fixed charge coverage ratio, mortgage secured leverage ratio, recourse mortgage secured leverage ratio, consolidated adjusted net worth, facility leverage ratio, and borrowing base interest coverage ratio. This facility also contains customary events of default, including among others, nonpayment of principal or interest, material inaccuracy of representations and failure to comply with our covenants. If an event of default occurs and is continuing under the facility, the entire outstanding balance may become immediately due and payable. At December 31, 2010, we were in compliance with all such financial and operating covenants.